Exhibit 10.41

SECURITY AGREEMENT

Name: AGRITEK HOLDINGS, INC.

No. and Street: 777 Brickell Avenue

City: Miami             Zip: 33131             County: Miami-Dade             State: Florida

AGRITEK HOLDINGS, INC., a corporation organized under the laws of the State of Nevada (“Debtor”), successor in interest to, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges, sets over and assigns to LG Capital Funding, LLC (“Secured Party”), a security interest in the property as set out in Exhibit A attached hereto,

WHEREAS, the Debtor entered into various documents, instruments and agreements dated on various dates executed and delivered to the Secured Party, and including without limitation, that certain Convertible Note dated March 24, 2017 in the maximum principal amount of Fifty Two Thousand Dollars ($52,000.00) (as amended and in effect from time to time, the "Credit Documents"), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Debtor; and

WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Loan Document that the Debtor execute and deliver to the Secured Party this Security Agreement granting a security interest in the business assets of the Debtor to the Secured Party; and,

WHEREAS, the Debtor wishes to grant security interests in favor of the Secured Party as herein provided to the extent of Debtor's right, title and interest therein, whether Debtor's interest therein is as owner, co-owner, lessee, consignee, secured party, or otherwise, whether now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority);

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged the parties hereto agree as follows:

(a) all of Debtor's presently existing and hereafter created "accounts" (as defined in the Uniform Commercial Code as enacted in the State of New York ("UCC")) including, without limitation, accounts receivable, contract rights and general intangibles relating thereto, notes, drafts and other forms of obligations owed to or owned by Debtor arising or resulting from the sale of goods or the rendering of services, and all guaranties and security therefor, and all goods and rights represented thereby or arising therefrom including the rights of stoppage in transit, replevin and reclamation ("Accounts");

(b) all of Debtor's "inventory" (as defined in the UCC), including, without limitation, finished goods, parts, supplies, work in process and other materials and supplies used or consumed in Debtor's business and goods which are returned or repossessed ("Inventory");

(c) all of Debtor’s "general intangibles" (as defined in the UCC);

(d) all of Debtor's "chattel paper," "instruments," "documents," "investment property," and "goods" (as such terms are defined in the UCC);

(e) all of Debtor's "equipment" (as defined in the UCC), including without limitation, all furniture, furnishings, fixtures, computers, media systems, alarm systems, machinery, tools, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor ("Equipment");

(f) all of Debtor's "intellectual property," including, without limitation, all of Debtor's present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, customer and vendor lists, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired by Debtor, all goodwill associated with any of the foregoing, and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon;

(g) all of Debtor’s deposit accounts maintained with any bank or financial institution;

(h) all cash and other monies and property of Debtor in the possession or under the control of Secured Party; and

(i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon,

(all the foregoing hereinafter sometimes called the "Collateral").

The security interest hereby granted is to secure the prompt and full payment and complete performance of all obligations (the “Obligations”) under the Secured Promissory Note (the "Note") of even date herewith between the Secured Party and the Debtor of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

It is Debtor's express intention that this Agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to the Secured Party under the Note, shall extend to all future Obligations, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope of applicability of this Agreement.

1. General Covenants. Debtor represents, warrants and covenants as follows:

(a)   (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests subject to Permitted Liens1; and

(ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office except relating to Permitted Liens;

(b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the Permitted Liens, and shall defend the right, title and interest of Secured Party in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein;

(c) Debtor's principal place of business and chief executive office is located at the address set forth at the beginning of this Agreement. The Collateral is and shall continue to be located at the addresses set forth above, unless Secured Party consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Accounts;

(d) at least twenty (20) Business Days prior to the occurrence of any of the following events, Debtor shall deliver to Secured Party written notice of such impending events:

(i) a change in Debtor's principal place of business or chief executive office and/or residence;

(ii) the opening or closing of any place of business; or

(iii) a change in Debtor's name, identity or corporate structure;

(e) subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects;

(f) the Collateral is and shall be used solely for business purposes;

(g) Debtor has full power and authority to enter into this Agreement and to comply with the terms, conditions and provision thereof. This Agreement has been duly executed and delivered by Debtor and constitutes a legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as its enforcement may be affected by:

(i) bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally;

(ii) the fact that the granting of specific performance and the issuance of other rulings of enforcement are subject to the discretion of a court in equity and to the application of general principles of equity; and

(iii) emergency and other powers which may be exercised by governmental bodies or entities with jurisdiction.

2. Inspection. Debtor shall at all times keep accurate and complete records of the Accounts and Debtor shall, at all reasonable times and from time to time, allow Secured Party, by or through any of their officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Accounts directly with account debtors or by other methods and to examine and inspect the Collateral wherever located. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral.

3. Preservation and Disposition of Collateral. Debtor represents, warrants and covenants as follows:

(a) except for the Permitted Liens, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Secured Party promptly, in writing and in reasonable detail, of any lien except those permitted by the Debenture;

(b) Debtor shall not sell or otherwise dispose of the Collateral; provided, however, that until an Event of Default, Debtor may use the Equipment and Inventory in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Collateral in the ordinary course of Debtor's business. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt;

(c) Debtor shall keep the Collateral in good condition (normal wear and tear excepted) and shall not misuse, abuse, secrete, waste or destroy any of the same;

(d) Debtor shall not use the Collateral in material violation of any statute, ordinance, regulation, rule, decree or order;

(e) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if:

(i) the validity thereof is being contested in good faith by appropriate proceedings;

(ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and

(iii) such charge is adequately reserved against in accordance with generally accepted accounting principles; and

(f) upon failure of Debtor to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is canceled, Secured Party may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by Secured Party for such purposes shall be immediately due and payable by Debtor to Secured Party and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the rate applicable in the Note.

4. Extensions and Compromises. With respect to any Collateral held by Secured Party as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall not have any duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Secured Party.

5. Financing Statements. At the request of Secured Party, Debtor shall join with Secured Party in executing one or more financing statements in a form satisfactory to Secured Party and shall pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable. Debtor authorizes Secured Party at the expense of Debtor to execute on its behalf and file a financing statement or statements in those public offices deemed necessary by Secured Party to perfect Secured Party's security interest. Such financing statements may be signed by Secured Party alone. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

6. Covenants Concerning Debtor’s Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to the Secured Party, the Debtor will not change its name; its place of business or, if more than one, its chief executive office; or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

7. Representations and Warranties Concerning Collateral. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance except for the security interest created by this agreement, (b) none of the Collateral constitutes or is the proceeds of "farm products" as defined in § 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal state or local statute or rule in respect of such Collateral, (d) the Debtor holds no commercial tort claim except as indicated on the Perfection Certificate and (e) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

8. Covenants Concerning Collateral. The Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to §4, will be kept at its principal business offices and the Debtor will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Secured Party, (b) except for the security interest herein granted the Debtor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party, (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtor will permit the Secured Party or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this agreement, (g) the Debtor will continue to operate, its business in compliance with all applicable provisions of the Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices dispositions permitted by the Credit Documents.

9. Events of Default. The occurrence of an "Event of Default" as that term is defined in the Note, shall be deemed an event of default ("Event of Default") under this Agreement.

10. Remedies Upon Default. Upon any Event of Default specified above and at any time thereafter and to the extent permitted by applicable law: (a) Secured Party may, subject to the limitations set forth in the Note, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable under this Agreement and any or all of the Obligations in default; (b) all payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Secured Party in the same form as received by Debtor (duly endorsed by Debtor to Secured Party, if required). Any and all such payments so received by Secured Party (whether from Debtor or otherwise) may, in the sole discretion of Secured Party, be held by Secured Party as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party may elect. Any balance of such payments held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in subparagraph 10(b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 5(b) hereof; and subject to the limitations in the Note, and in addition to all rights and remedies specified in the Note, this Agreement or any other agreement between Debtor and Secured Party, Secured Party shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of New York. Without limiting the generality of the foregoing, Secured Party shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Secured Party may enter upon, with or without breaking into, any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Secured Party's offices or elsewhere at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Secured Party's request, to assemble the Collateral and to make it available to Secured Party at such places as Secured Party may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Secured Party to use or occupy Debtor's premises, without charge, for the purpose of effecting Secured Party's remedies in respect of the Collateral. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law need Secured Party account for the surplus, if any to Debtor. To the extent permitted by applicable law, Debtor waves all claims, damages and demands against Secured Party arising out of the repossession, retention, sale or disposition of the Collateral and waives relief from valuation and appraisement laws. Debtor agrees that Secured Party need not give more than five (5) days' notice (in the manner provided in the Note) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement including reasonable attorneys' fees.

11. Notices. Any notice required or otherwise given concerning this Agreement by either party to the other shall be given as notices are required to be given under the terms of the Note.

12. General. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement is given pursuant to the terms of the Note and shall be deemed a part thereof and subject to the terms and conditions of the Note, and the Note shall control in the event of ambiguity or inconsistency. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. All of Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this Agreement. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of New York, including, without limitation, the UCC. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Secured Party.

13. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Debtor agrees that any suit for the enforcement of this agreement may be brought in the courts of the State or any federal court sitting in the State of New York and consents to the exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address set forth hereinabove. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

14. Waiver of Jury Trial. THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Documents, and the other loan agreements to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 14.

15. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

[SIGNATURE PAGE(S) AND EXHIBIT(S), IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, Debtor has signed this Agreement as of the ____ day of March, 2017.

DEBTOR

Agritek Holdings, Inc.

By: _______________________

Printed Name Michael Friedman

Title Chairman/CEO